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AXA Equitable Life Insurance Company

SUPPLEMENT DATED DECEMBER 24, 2007 TO THE MAY 1, 2007 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR THE AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM ("ADA").
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This supplement modifies certain information in the above-referenced Prospectus and Statement of Additional Information ("SAI"), dated May 1, 2007, as supplemented to date (together, the "Prospectus").

Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus. You should keep this supplement with your Prospectus and any previous prospectus supplements. We will send you another copy of any Prospectus without charge, upon request.

1. The following replaces the last paragraph under "Benefits payable after the death of a participant" in "Transfers and access to your account" in the Prospectus.

     Under the Plans, on the day we receive proof of death, we automatically transfer the participant's account balance in the Equity Funds to the LifeStrategy Moderate Growth Fund , unless the beneficiary gives us other written instructions. The balance in the Guaranteed Rate Accounts will remain in the Guaranteed Rate Accounts.

2. The following replaces the bolded fourth paragraph under "Allocating Program contributions" in "The Program" in the Prospectus.

     Recently enacted regulations, effective December 24, 2007, to the provision of the Pension Protection Act of 2006, which added Section 404(c)(5) to the Employee Retirement Income Security Act of 1974, provide relief to a plan fiduciary of a qualified plan with participant directed accounts, if the fiduciary allocates to a Qualified Default Investment Alternative (QDIA) contributions which the participant has failed to direct to an investment option under the plan after notice by the plan. The QDIA under the ADA Program is the LifeStrategy Moderate Growth Fund. If you have not selected an investment option(s) under the ADA Program to allocate your contributions, the plan fiduciary will allocate your contributions to the LifeStrategy Moderate Growth Fund, after the fiduciary has given you notice in accordance with the regulations. After funds have been allocated to the LifeStrategy Moderate Growth Fund, you may reallocate those funds to any other investment option under the ADA Program.

3. The following replaces the last bullet under "Maturing GRAs" in "The Program" in the SAI.

         o If you have never provided GRA maturity instructions, your maturing GRAs will be allocated to the LifeStrategy Moderate Growth Fund.

4. The following replaces the bolded sentence under "Allocation of contributions" in "Provisions of the plans" in the SAI.

     If we have not received valid instructions, we will allocate contributions to the LifeStrategy Moderate Growth Fund. Please see "Allocating Program contributions" in "The Program" in the Prospectus for more information.










                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                 800 523-1125

             Copyright 2007. AXA Equitable Life Insurance Company
                              All rights reserved

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